UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  June 30, 2011

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

An annual meeting of shareholders of DXP Enterprises, Inc. was held on June 30, 2011.  At that meeting management’s nominees were elected directors for the ensuing year.  Of the 11,469,331 shares of Common Stock present in person or represented by proxy at the meeting, the number of shares of Common Stock voted for and the number of shares of Common Stock as to which authority to vote in the election was withheld were as follows with respect of the nominees:

	Common Stock Shares/Votes Voted For	Common Stock Shares/Votes Withheld
David Little	11,093,395	375,936
Cletus Davis	10,985,932	483,399
Timothy P. Halter	10,998,726	470,605
Kenneth H. Miller	10,205,520	1,263,811

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve amendment to reduce par value of Series B Preferred Stock and undesignated Preferred Stock and move the unissued shares of Series B Preferred Stock and Series A Preferred Stock to the status of undesignated Preferred Stock are set forth below:

For	6,637,140
Against	4,829,246
Abstain	2,945

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #3 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	11,292,383
Against	147,539
Abstain	29,409

With respect to the number of shares of Common Stock that were voted on and abstained from voting on proposal #4 - non-binding advisory vote on the frequency of future advisory votes on executive compensation are set forth below:

One Year	10,884,787
Two Years	91,476
Three Years	464,950
Abstain	28,118

Of the 15,000 shares (1,500 votes) of Series B Preferred Stock and Series A Preferred Stock present in person or represented by proxy at the meeting, the number of shares of Series B Preferred Stock and Series A Preferred Stock voted for and the number of shares of Series B Preferred Stock and Series A Preferred Stock as to which authority to vote in the election was withheld were as follows with respect of the nominees:

	Series B Preferred Stock and Series A Preferred Stock Shares/Votes Voted For	Series B Preferred Stock and Series A Preferred Stock Shares/Votes Withheld
David Little	1,500	-
Cletus Davis	1,500	-
Timothy P. Halter	1,500	-
Kenneth H. Miller	1,500	-

With respect to the number of shares of Series B Preferred Stock and Series A Preferred Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve amendment to reduce par value of Series B Preferred Stock and undesignated Preferred Stock and move the unissued shares of Series B Preferred Stock and Series A Preferred Stock to the status of undesignated Preferred Stock are set forth below:

For	1,500
Against	-
Abstain	-

With respect to the number of shares of Series B Preferred Stock and Series A Preferred Stock that were voted for, voted against, and were withheld from voting for proposal #3 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	1,500
Against	-
Abstain	-

With respect to the number of shares of Series B Preferred Stock and Series A Preferred Stock that were voted on and abstained from voting on proposal #4 - non-binding advisory vote on the frequency of future advisory votes on executive compensation are set forth below:

One Year	1,500
Two Years	-
Three Years	-
Abstain	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

June 30, 2011                                                                By:    /s/ MAC MCCONNELL
                      Mac McConnell
                      Senior Vice President and Chief Financial Officer